UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 27, 2006

                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-6140                                     71-0388071
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        (Commission File Number)                        (I.R.S. Employer
                                                       Identification No.)

         1600 Cantrell Road
        Little Rock, Arkansas                                72201
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06    Material Impairments.
             ---------------------

On January 27, 2006, Dillard Store Services, Inc. an indirect wholly-owned subsidiary of Dillard's, Inc. (the "Company") completed the disposition of all of the outstanding capital stock of WMI Acquisition, Inc. ("WMI"), an indirect wholly-owned subsidiary of the Company, to HDP Properties, Inc. ("HDP"). MMC Acquisition, Inc., a wholly-owned subsidiary of WMI owned all of the member interests in three Delaware limited liability companies ("the LLC's") who held seven parcels of real property and related buildings (the "Properties"). The purchase price paid by HDP consisted of $14 million in cash and a $3 million promissory note. The Company estimates that it will record in the fourth quarter of fiscal 2005 a pre-tax loss on the sale of the capital stock of WMI in the amount of approximately $30 million. No amount of the loss will result in future cash expenditures. In connection with the transaction, various subsidiaries of the Company entered into a lease agreement dated January 27, 2006 with the LLC's whereby they agreed to lease each of the Properties for a term of 20 years. The minimum future payments under the lease are $ 176,664 per month.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DILLARD'S, INC.



DATED: January 27, 2006                     By:  /s/ James I. Freeman
                                                 --------------------
                                            Name:  James I. Freeman
                                            Title: Senior Vice President
                                                   & Chief Financial Officer